United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

June 23, 2014

Date of Report

[Date of Earliest Event Reported]

NORTHSIGHT CAPITAL, INC.

(Exact name of Registrant as specified in its Charter)

Nevada	000-53661	26-2727362
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

7740 East Evans Rd.

Scottsdale, AZ 85260

(Address of Principal Executive Offices)

(480) 385-3893

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 3.02.

UNREGISTERED SALES OF EQUITY SECURITIES

ITEM 5.06.

CHANGE IN SHELL COMPANY STATUS

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This report includes forward-looking statements. These forward-looking statements are often identified by words such as “may,” “will,” “should,” “could,” “would,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential” and similar expressions. These statements are only predictions and involve estimates, assumptions and uncertainties that could cause actual results to differ materially from those expressed. You should not place any undue reliance on these forward-looking statements.

You should be aware that our actual results could differ materially from those contained in forward-looking statements due to a number of factors, including our ability to:

▪

generate sufficient cash flow from our operations or other sources to fund our working capital needs and growth related initiatives, including marketing plans;

•

execute our business plan, given our limited financial and other resources;

▪

successfully launch our various planned websites/portals;

▪

successfully introduce and attain market acceptance of any new products and/or enhancements of existing products;

▪

sell our directory listing and other products on a fee-for-service basis

▪

attract and retain qualified personnel;

▪

prevent obsolescence of our technologies;

▪

maintain agreements with our critical vendors;

The forward-looking statements speak only as of the date on which they are made, and, except to the extent required by federal securities laws, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.  References in this report to the “Company,” “we,” “our,” and “us” refer to the registrant, Northsight Capital, Inc.

ITEM 1. BUSINESS

Our Company

Northsight Capital, Inc. is a Nevada Corporation formed in May, 2008. On June 23, 2014, the Company completed the acquisition of approximately 7,500 cannabis related Internet domain names from Kae Park, an individual and the seller of the internet domain names.  In consideration of the acquisition of these assets, the Company:

•

Issued an aggregate of 78.5 million shares of its common stock to Ms. Park;

•

Issued a promissory note in the principal of $500,000, which will bear interest at the rate of 3.25% per annum and be payable as follows:  upon the Company’s receipt of an aggregate of $1,000,000 in funding (whether debt or equity), $100,000 shall be paid, and the Company shall pay the remaining balance of $400,000 in thirty-six equal monthly installments, commencing on the fifteenth day following the first month the Company realizes at least $150,000 in gross revenue;

•

Agreed to pay a monthly royalty equal to the product of (i) six percent (6%) and (ii) the excess of the gross monthly revenue over $150,000.  The royalty payment shall be payable for a period of thirty-six months from and after the first month in which the Company’s gross revenues are in excess of $150,000.

In addition, the Company will receive consulting services from the seller of the domain names, for which the Company shall pay the seller $9,500 per month, for a period of twelve months.  The seller is also entitled to “piggyback” registration rights on the next Securities Act registration statement filed by the Company, with respect to eight million shares of common stock being issued to the seller.  The Company shall bear all registration expenses of such piggyback registrations, other than underwriting discounts and commissions and any legal fees incurred by the seller.

The Company was previously a “shell company” within the meaning of applicable securities laws. The Company has ceased to be a “shell company” within the meaning of applicable securities laws in that the Company has raised capital, hired employees, leased space, acquired domain names, including prior to the acquisition described herein, engaged consultants and advisors, completed the construction and launch of its first web portal, “TheMarijuanaCompanies.com’, conducted extensive sales and marketing related activities, and negotiated vendor relationships.

On June 23, 2014, the Company acquired approximately 7,500 cannabis related Internet domain names. In consideration of the acquisition of these assets, we issued 78.5 million shares of our common stock to Kae Park, the seller of the internet domains. The Company intends to build a variety of websites/portals around these domain names. These websites/portals will serve as directories for businesses engaged in the lawful sale and distribution of cannabis and hemp related products.

Products and Services

The Company’s principal business is to provide a wide variety of online directories for a broad range of businesses engaged in the lawful sale and distribution of cannabis and hemp related products.

The following constitute the Company’s major product categories:  a monthly listing in one or more of the Company’s online directories, paid advertising in one or more of the Company’s online directories and leasing to customers one or more Internet domain names for the customer’s exclusive use.

The principal markets for the Company’s products are businesses that are engaged in the lawful sale and distribution of cannabis and cannabis related products and wish to (i) be included in one or more of the Company’s state based online directories, (ii) advertise in the Company’s online directories or (iii) lease one or more internet domain names from the Company.

A list of domain names we currently own is filed as Exhibit 99.3 to this Current Report on Form 8-K.

Domain names we do not lease to customers will point to one or more of our websites based on the relevance of the internet domain name to the particular website.

A list of Web Sites we intend to construct is as follows:

•

WeedDepot.com

•

MarijuanaRecipes.com

•

WikiWeed.com

•

MissMarijuanaUSA.com

•

WeedMedia.com

•

WeedDomainRentals.com

•

MarijuanaMD.com

•

AnonymousWeedMail.com

•

JointLovers.com

We have already begun construction of WeedDepot.com and WeedDomainRentals.com.

Marketing and Distribution

We intend to market and distribute our products and services primarily through the following methods:

•

Direct Sales

•

Internet based advertising

•

Social Media based campaigns

•

Attendance at trade related shows

•

Radio and TV Advertising

•

Advertising in Industry based publications

Competition

     We expect to compete for consumer traffic with traditional, offline local business guides and directories and with other online providers of local and web search on the basis of a number of factors, including the reliability of our content, and the breadth, depth and timeliness of information. We also expect to compete for a share of local businesses’ overall advertising budgets with traditional, offline media companies and other Internet marketing providers on the basis of a number of factors, including the comprehensive nature of our online directories, effectiveness of our advertising solutions and our pricing structure. Our competitors are expected to include the following types of businesses:

.

Offline. We expect to compete with offline media companies and service providers who may have existing advertising relationships with local businesses. Services provided by competitors are expected to range from yellow pages listings to direct mail campaigns to advertising and listings services on local newspapers, magazines, television and radio.

.

Online. We expect to compete with Internet search engines, such as, Google, Yahoo! and Bing. We also expect to compete with various other online service providers and review and social media websites.

Currently, the Company’s primary online competitors are Weedmaps and Leafly, each an online directory of medical marijuana dispensaries and doctors.  Neither Weedmaps nor Leafly currently serve the legal recreational market.  Accordingly, we consider these companies a competitor only with respect to medical dispensaries/doctors, and not otherwise.  Currently, Weedmaps and Leafly are much larger than we are and have substantially greater financial resources than we do. We believe that we will be able to compete effectively against these companies with respect to medical dispensaries/doctors, as we expect our pricing to be much lower than that offered by either of them. The Company is not currently aware of any other online directory of cannabis related products and services.

Customers

As we are a newly established business, we have not yet realized revenues from our operations. We expect our customers to consist of the various businesses engaged in the lawful sale and distribution of cannabis and hemp related products, including retail shops, medical dispensaries, head shops, growers, distributors, suppliers, vendors, and the like. Our customers may also include legal, marketing, and event production companies seeking to serve the cannabis industry.

To the extent practicable from a business standpoint, we intend to diversify our customer base, so that we are not dependent on any particular customer.

Personnel

As of June 23, 2014, we employed 5 persons.

Website/Portal Development

During the remainder of 2014, we expect to incur aggregate website development costs and expenses expense of approximately $175,000 related to the development of our websites and related technology and products.  Our ability to engage in planned website and related technology development is subject to the availability of sufficient funds, which we currently do not have. If we are unable to fund necessary research and development, we will be at a competitive disadvantage and our business will be materially and adversely affected.

Intellectual Property

In general, we rely primarily on a combination of trade secrets, copyright and trademark laws, and confidentiality procedures to protect our technology. Due to the technological change that characterizes our business, we believe that the improvement of existing products and services, reliance upon trade secrets and proprietary know-how and the development of new products are generally as important as patent protection in establishing and maintaining a competitive advantage.

Circumstances outside our control could pose a threat to our intellectual property rights. For example, effective intellectual property protection may not be available in the United States or other countries in which we operate. Also, the efforts we have taken to protect our proprietary rights may not be sufficient or effective. Any significant impairment of our intellectual property rights could harm our business or our ability to compete. Also, protecting our intellectual property rights is costly and time-consuming. Any unauthorized disclosure or use of our intellectual property could make it more expensive to do business and harm our operating results.

Companies in the Internet, media and other industries may own large numbers of patents, copyrights and trademarks and may frequently request license agreements, threaten litigation or file suit against us based on allegations of infringement or other violations of intellectual property rights. We may in the future face allegations that we have infringed the trademarks, copyrights, patents and other intellectual property rights of third parties, including our competitors and non-practicing entities. As we face increasing competition and as our business grows, we will likely face claims of infringement.

Governmental Regulation

In general, as a company conducting business on the Internet, we are subject to a number of foreign and domestic laws and regulations relating to consumer protection, information security, data protection and privacy, among other things. In the area of information security and data protection, for example, the laws in several states require companies to implement specific information security controls to protect certain types of information. Likewise, all but a few states have laws in place requiring companies to notify users if there is a security breach that compromises certain categories of their information. Foreign data protection, privacy, and other laws and regulations can be more restrictive than those in the United States. Any failure on our part to comply with these laws may subject us to significant liabilities.

In addition, laws governing the sale and distribution of cannabis related products are currently in flux. Recreational use of cannabis is currently legal in two states, and medical marijuana is currently legal in 22 states.  The US federal government does not currently recognize the legality of medical or recreational marijuana.

Many of these laws and regulations are still evolving and could be interpreted in ways that could harm our business. The application and interpretation of these laws and regulations are often uncertain, particularly in the new and rapidly evolving industry in which we operate, and may be interpreted and applied inconsistently from country to country and inconsistently with our current policies and practices. There are also a number of legislative proposals pending before the U.S. Congress, various state legislative bodies and foreign governments concerning data protection that could affect us. For example, the European Commission is currently considering a data protection regulation imposing operational requirements on companies that receive personal data. The proposed requirements are different from those currently in place in the European Union, and the regulation may also include significant penalties for non-compliance.

We will not at any time engage in the sale or distribution of cannabis or cannabis related products.

Seasonality

As we are a newly established business, we have not yet realized revenues from our business operations.  Accordingly, we do not yet have a historical basis to determine whether our revenue will be subject to seasonal fluctuation.

Available Information

More information about us can be found by visiting our corporate Internet site, www.themarijuanacompanies.com. The public may read and copy any materials we file with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and all amendments to the foregoing, at the SEC’s Public Reference Room at 100 F St., NE, Washington, DC 20549, on official business days during the hours of 10 AM to 3 PM. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site (http://www.sec.gov) that contains reports, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and all amendments to the foregoing, proxy and information statements, and other information regarding the Company and other issuers that file electronically with the SEC.

ITEM 2. FINANCIAL INFORMATION

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

 This discussion includes forward-looking statements that involve risks and uncertainties.  Actual results may differ materially from those anticipated in these forward-looking statements.

Overview

On June 23, 2014, the Company acquired approximately 7,500 cannabis related Internet domain names. The list of domain names we acquired is filed as Exhibit 93.4 to this Form 8-K Current Report.  In consideration of the acquisition of these assets, we issued 78.5 million shares of our common stock to Kae Park, the seller of the internet domains. The Company intends to build a variety of websites/portals around these domain names. These websites/portals will serve as directories for businesses engaged in the lawful sale and distribution of cannabis and hemp related products.

The Company was previously a “shell company” within the meaning of applicable securities laws. The Company has ceased to be a “shell company” within the meaning of applicable securities laws in that the Company has raised capital, hired employees, leased space, acquired domain names, including prior to the acquisition described herein, engaged consultants and advisors, completed the construction and launch of its primary website, “TheMarijuanaCompanies.com’, conducted extensive sales and marketing related activities, and negotiated vendor relationships.

Recent Developments

In addition to the asset acquisition and commencement of business operations described above under the caption “Business,” the Company has since March, 2014 sold 3,196,000 shares of its common stock, for aggregate gross proceeds of $776,500, including shares sold upon exercise of outstanding warrants to purchase common stock.  The Company has been using these funds for acquisition of domain names, website development and working capital purposes.

Critical Accounting Policies and Significant Judgments and Estimates

The Securities and Exchange Commission (“SEC”) issued disclosure guidance for “critical accounting policies.” The SEC defines “critical accounting policies” as those that require the application of management’s most difficult, subjective or complex judgments, often as a result of the need to make estimates about the effect of matters that are inherently uncertain and may change in subsequent periods.

Our significant accounting policies are described below. We anticipate that the following accounting policies will require the application of our most difficult, subjective or complex judgments:

Basis of Presentation - Development Stage Company

The Company has not yet earned any revenue from operations. Accordingly, the Company’s activities have been accounted for as those of a “Development Stage Company” as set forth in Financial Accounting Standards Board ASC 915. Among the disclosures required by ASC 915 are that the Company’s financial statements be identified as those of a development stage company, and that the statements of operations, stockholders’ equity and cash flows disclose activity since the date of the Company’s inception.

Income Taxes

Income taxes are provided in accordance with Statement of Financial Accounting Standards ASC 740 Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carry forwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. There were no current or deferred Income tax expenses or benefits, as the Company did not having any material operations for the period ended December 31, 2012.

Liquidity and Capital Resources

As of June 24, 2014, we had cash on hand of approximately $309,000.This cash represents proceeds remaining from the sale of 3,196,000 shares of its common stock, for aggregate gross proceeds of $776,500, including shares sold upon exercise of outstanding warrants to purchase common stock.

As we only recently commenced our business operations in March, 2014, we have not yet realized any operating revenues. We are however incurring significant costs and expenses in connection with the establishment of our new business, implementation of our business plan and ongoing compliance costs associated with being a public company. Consequently, we are currently experiencing negative cash flows from operations. Although we believe have sufficient funds to complete our first website, TheWeedDepot.com, our current cash on hand is insufficient to fund our operations and the implementation of our business plan over the next twelve months. As a result, we need additional funds in the near term.

In order to remedy this liquidity deficiency, we need to raise additional capital in the near term, and ultimately we will need to generate substantial positive operating cash flows. Our internal sources of funds will consist of cash flows from operations, but not until we begin to realize substantial revenues from the sale of products and services. As previously stated, we currently have no revenue, and our operations are generating negative cash flows, and thus adversely affecting our liquidity. We intend to raise additional funds through equity and/or debt financing. In addition, we expect that our operations will begin to generate revenues during the second half of 2014, which should ameliorate our liquidity deficiency.   If we are unable to raise additional funds in the near term, we will not be able to implement our business plan, and it is unlikely that we will be able to continue as a going concern.

Subject to the availability of funds, which we currently do not have, we expect to incur approximately $175,000 in website development expenditures over the next 12 months. The purpose of these capital expenditures will be for the development of various Websites/portals we intend to create.

We expect to fund these capital expenditures through a combination of cash flows from operations and proceeds from equity financing. If we are unable to generate positive cash flows from operations, and/or raise additional funds (either through debt or equity), we will be unable to fund our website development expenditures, in which case, there could be an adverse effect on our business and results of operations.

As stated above, we recently raised an aggregate of $776,500 from the sale of 3,196,000 shares of common stock. We expect to raise additional funds in the near term from the further sales of shares of common stock. Additional sales of common stock will reduce the percentage interest of existing shareholders in our company. Although it is possible, we do not believe it is likely that we will raise funds through the sale of debt securities in the near term.

Off-Balance Sheet Arrangements

The Company has no off-balance sheet arrangements as defined in Item 303(a) (4) (ii) of the SEC’s Regulation S-K.

ITEM 3.  PROPERTIES

We are headquartered in Scottsdale, Arizona where we lease space from Kuboo, Inc., our former parent company and a significant shareholder. Currently, we are leasing approximately 1,150 square feet of space. The monthly rent for this facility is $3,500. This is a gross lease under which the landlord pays taxes, utilities and maintenance and repairs. The monthly rent also includes internet, a receptionist, and a shared conference room and employee lounge area.  We believe that our current office space is adequate for current and anticipated near term levels of business activity. We are also in the early stage of exploring potential new space for our corporate headquarters, as well as separate space for a research and development facility.

ITEM 4. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table provides information concerning beneficial ownership of our common stock as of June 21, 2014, for (i) each person named in the “Summary Compensation Table” as a Named Executive Officer, (ii) each director individually, (iii) all directors and executive officers as a group, and (iv) each person known by us to beneficially own more than 5% of our outstanding common stock.  The address for our executive officers and directors is in care of Northsight Capital, Inc., 7740 East Evans Rd., Scottsdale, AZ 85260.

Name of Beneficial Owner (1) (2)	Amount and Nature of Beneficial Ownership	Percent of Class

Kae Park PO Box 14110 Scottsdale, AZ 85260	78,500,000	81.9%
John Gorman	0

All Directors and executive officers as a group (3 persons)	0

* Less than one percent (1%).

(1)

Based upon information furnished by the persons listed. Except as otherwise noted, all persons have sole voting and investment power over the shares listed. A person is deemed, as of any date, to have “beneficial ownership” of any security that such person has the right to acquire within 60 days after such date.

(2)

There were 95,900,800 shares of our common stock outstanding on June 23, 2014 (includes 78,500,000shares of common stock issuable in connection with the closing of the acquisition on June 23, 2014 ).

ITEM 5. DIRECTORS and EXECUTIVE OFFICERS

Directors and Executive Officers

The following table sets forth certain information regarding our directors and executive officers as of the date of this Form 8-K Current Report:

Name	Age	Position
John Gorman	44	President, Treasurer, Secretary and Sole Director

Compliance with Section 16(A) Of the Securities Exchange Act Of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)"), requires our Directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities (collectively, "Section 16 reporting persons"), to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Section 16 reporting persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of any such reports furnished to us, none of the Section 16 reporting persons failed to file on a timely basis reports required by Section 16(a) of the Exchange Act with respect to our most recent fiscal year, and through June 23, 2014.

Code of Ethics

We are in the process of establishing a Code of Ethics.

Procedures for Security Holders to Nominate Directors

Our bylaws do not provide a procedure for Stockholders to nominate directors.  The Board of Directors does not currently have a standing nominating committee.  The Board of Directors currently has the responsibility of selecting individuals to be nominated for election to the Board of Directors.  Qualifications considered by the Directors in nominating an individual may include, without limitation, independence, integrity, business experience, education, accounting and financial expertise, reputation, civic, community and industry relationships and industry knowledge.  In nominating an existing director for re-election to the Board of Directors, the Directors will consider and review an existing director’s Board and Committee attendance, performance and length of service.

ITEM 6. EXECUTIVE COMPENSATION

The following table summarizes the compensation paid to our current and former President and to each of the two most highly compensated executive officers (collectively, the “Named Executive Officers”) during or with respect to the fiscal year ended December 31, 2012 and 2013.

Summary Compensation Table

Name and principal position	Year	Salary	Bonus	Non-Equity Incentive Plan (1)	All other compensation (2)	Total
John Gorman (1)	2013	-	-	-	-	-
President, Treasurer	2012	-	-	-	-	-
John Venners (2)	2013	-	-	-	-	-
Former President	2012	-	-	-	-	-

(1) Mr. Gorman became our President, Secretary and Treasurer on March 24, 2014.  Mr. Gorman did not receive any compensation with respect to the year ended December 31, 2013. Mr. Gorman is currently being paid an annual salary of $36,000 for serving as our part time and interim President, treasurer and Secretary. He will also be eligible for additional bonus compensation, to be determined by the Board of Directors.

(2)  Mr. Venners resigned from his position as President, Treasurer and Secretary on March 24, 2014.

Narrative Compensation Disclosure

Mr. Gorman has been engaged as our part time and interim President, Treasurer and Secretary for an initial annual salary of $36,000. The Board of Directors, which also functions as our Compensation Committee, intends to adopt a performance-based bonus program for the Company’s executive officers.

Retirement Plan

We do not currently have any retirement plan, but we expect to adopt one in the near term.

Option Grants in the Last Fiscal Year

No Stock Appreciation Rights (“SARs”) or options to purchase our stock were granted to the Named Executive Officers during the fiscal years ended December 31, 2012 and 2013.

Director Compensation

No compensation was paid to any director for serving as such, with respect to the fiscal years ended December 31, 2012 and 2013.

Through June 23, 2014, Directors who were compensated as employees received no additional compensation for service on our Board of Directors.  The Board of Directors plans to establish a compensation plan for nonemployee directors, in connection with our appointment of such director(s).

It is anticipated that each non-employee Director will receive an annual cash fee. In addition, in order to align their interests with those of the shareholders, each non-employee Director may also be granted rights to purchase shares of common stock at an exercise price to be determined by the Board of Directors.  We also expect that all or a portion of these rights will vest monthly on a pro rata basis over each non-employee Director’s initial term as a Director.

Equity Incentive Plans

We have not yet established any Equity Incentive Plans. We anticipate that we will establish one or more equity incentive plans for our officers and directors.

ITEM 7. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Director Independence

In determining whether the members of our board of directors and its committees are independent, we have elected to use the definition of “independence” set forth in the listing standards of the NASDAQ Stock Market. After considering all relevant relationships and transactions, our board of directors has determined that none of our directors are “independent” within the meaning of the applicable listing standards of the NASDAQ Stock Market. The Company does not at this time have separate Audit, Compensation, or Nominating and Governance Committees. Instead, the full board of directors has the responsibility of selecting and working with our independent auditors, setting executive compensation, and selecting individuals to be nominated for election to the board of directors. We anticipate enlarging our Board of Directors and filling one or more of the resulting vacancies with directors who are “independent” within the meaning of applicable listing standards of the NASDAQ Stock Market.

Transactions with Officers and Directors

We have not engaged in any transactions with our officers and directors during the two most recent fiscal years.

ITEM 8. LEGAL PROCEEDINGS.

From time to time, we may become party to various legal proceedings and claims that arise in the ordinary course of our business. As of the date of this Current Report on Form 8-K, there are no material outstanding claims and no amounts have been accrued.

ITEM 9.  MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

Market Information

Our common shares were approved for quotation on the OTC Bulletin Board (OTCBB) of the Financial Industry Regulatory Authority, Inc. (“FINRA”) under the symbol “NCAP” on May 12, 2009.  There is currently only a very limited trading market for shares of our common stock.  Management does not expect any viable market to develop in our common stock unless and until we are able to implement our business plan. In any event, no assurance can be given that any active market for our common stock will ever develop or be maintained.

For any market that develops for our common stock, the sale of “restricted securities” (common stock) pursuant to Rule 144 of the SEC by members of management or any other person to whom any such securities may be issued in the future may have a substantial adverse impact on any such public market.  For information regarding the requirements for resales under Rule 144, see the heading “Rule 144” below.

The following table sets forth, for the periods indicated , the high and low closing quotations, as reported by the OTC Bulletin Board, and represents prices between dealers, does not include retail markups, markdowns or commissions, and may not represent actual transactions:

	Closing Bid
2012	High	Low
January 1 – March 31	.10	.06
April 1 – June 30	.07	.06
July 1 - September 30	.07	.07
October 1 – December 31	.07	.07

2013 January 1 - March 31	.07	.06
April 1 – June 30	.21	.06
July 1- September 30	.22	.15
October 1 – December 31	.15	.06

These prices were obtained from the Yahoo! Finance and do not necessarily reflect actual transactions, retail markups, mark downs or commissions.

Holders

At June 23, 2014 we had approximately 84shareholders of record, not including an indeterminate number of holders who may hold shares in “street name.”

Dividends

We have not declared any cash dividends with respect to our common stock and do not intend to declare dividends in the foreseeable future.  Our future dividend policy cannot be ascertained with any certainty, and unless and until we complete any acquisition, reorganization or merger, no such policy will be formulated. There are no material restrictions limiting, or that are likely to limit, our ability to pay dividends on our securities.

Dividend Policy

We have not paid any cash dividends on our common stock, and we have no present intention to pay any cash dividends again in the future.

ITEM 10. RECENT SALES OF UNREGISTERED SECURITIES.

Between March and May, 2014, we sold an aggregate of 2,426,000 shares of our common stock, at a per-share price of $0.25, for aggregate consideration of $606,500. In addition, in May, 2014, we sold an aggregate of 450,000 shares of our common stock upon exercise of outstanding warrants, at a per-share price of $0.20, for aggregate consideration of $90,000. Finally, from June 15th through the filing date of this Current Report, we sold an aggregate of 320,000 shares of our common stock, at a per-share price of $0.25, for aggregate consideration of $80,000. All of the foregoing shares were sold to “accredited investors,” within the meaning of Regulation D under the Securities Act of 1933, as amended.

In April 2014, we issued 3,730,000 shares in cancellation of an equal number of shares of NCAP Security Systems, Inc., our sister company. These shares were issued in full and complete satisfaction of any and all amounts that could be claimed in relation to the surrendering shareholders’ investment in NCAP Security Systems, Inc.

The Registrant believes that the foregoing transactions were exempt from the registration requirements under the Securities Act of 1933, as amended (“the Act”), based on the following facts: there was no general solicitation, there was a limited number of purchasers, each of whom the Registrant believes was  an “accredited investor” (within the meaning of Regulation D under the Securities Act of 1933, as amended) and was sophisticated about business and financial matters, and all shares issued were subject to restriction on transfer, so as to take reasonable steps to assure that the purchaser was not an underwriter within the meaning of Section 2(11) under the Act.

ITEM 11. DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.

Description of Capital Stock

The following is a summary of the rights of our capital stock and certain provisions of our articles of organization, as amended, and by-laws.  For more detailed information, please see our articles of organization, as amended, and by-laws filed as exhibits to this Current Report on Form 8-K.

Authorized Capital Stock

Our authorized capital stock currently consists of (i) 100 million shares of common stock, and (ii) 5 million shares of preferred stock, in each case with a par value of $.001 per share. On June 4, 2014, our parent company and then majority shareholder took action by written consent to amend our certificate of incorporation to increase the number of our authorized shares of common stock to 200,000,000 and to eliminate our preferred stock. This amendment will be effective on or about June 30, 2014.

As of June 23, 2014, we had 95,900,800 shares of common stock outstanding, held of record by 85 shareholders (includes the 78,500,000 shares of common stock issuable in connection with the acquisition of Internet domains on June 23, 2014).We have no shares of preferred stock outstanding, as of June 23, 2014.

Description of Common Stock

Voting

 Holders of our common stock are entitled to one vote for each share held on all matters submitted to a vote of shareholders and do not have cumulative voting rights.  An election of directors by our shareholders shall be determined by a plurality of the votes cast by the shareholders entitled to vote on the election.

Dividends

 Holders of common stock are entitled to receive proportionately any dividends as may be declared by our board of directors.

Liquidation and Dissolution

 In the event of our liquidation, dissolution or winding up, the holders of our common stock will be entitled to receive pro rata our assets which are legally available for distribution, after payment of all debts and other liabilities and subject to the prior rights of any holders of preferred stock then outstanding.

Other Rights and Restrictions

 Holders of common stock do not have preemptive rights or subscription rights, and they have no right to convert their common stock into any other securities.  Our common stock is not subject to redemption by us, and there are no sinking fund provisions applicable to our common stock.  Our articles of organization and by-laws do not restrict the ability of a holder of common stock to transfer his, her or its shares of common stock.  However, applicable federal and state securities laws may restrict the ability of a holder of common stock to transfer his, her or its shares of common stock.

Description of Preferred Stock

 Our board of directors may, without further action by our stockholders, from time to time, direct the issuance of shares of preferred stock in series and may, at the time of issuance, determine the designations, powers, preferences, privileges, and relative participating, optional or special rights as well as the qualifications, limitations or restrictions thereof, including dividend rights, conversion rights, voting rights, terms of redemption and liquidation preferences, any or all of which may be greater than the rights of the common stock.

Satisfaction of any dividend preferences of outstanding shares of preferred stock would reduce the amount of funds available for the payment of dividends on shares of our common stock. Holders of shares of preferred stock may be entitled to receive a preference payment in the event of our liquidation before any payment is made to the holders of shares of our common stock. Under certain circumstances, the issuance of shares of preferred stock may render more difficult or tend to discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of our securities or the removal of incumbent management. Upon the affirmative vote of a majority of the total number of directors then in office, our board of directors, without stockholder approval, may issue shares of preferred stock with voting and conversion rights which could adversely affect the holders of shares of our common stock and the market value of our common stock. There are no shares of preferred stock outstanding, and we have no present intention to issue any shares of preferred stock.

Nevada Anti-Takeover Law

Anti–Takeover  Effects of Our Articles of Incorporation and Bylaws

Our articles of incorporation and bylaws contain certain provisions that may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of us or changing our Board of Directors and management.

According to our articles of incorporation and bylaws, neither the holders of our common stock nor the holders of any preferred stock have cumulative voting rights in the election of our directors. The combination of the present ownership by a few stockholders of a significant portion of our issued and outstanding common stock and lack of cumulative voting makes it more difficult for other stockholders to replace our Board of Directors or for a third party to obtain control of us by replacing our Board of Directors.

The authorization of preferred stock with either specified voting rights or rights providing for the approval of extraordinary corporate action could be used to create voting impediments or to frustrate persons seeking to effect a merger or to otherwise gain control of the Company by diluting their stock ownership.

Nevada Anti–Takeover Laws

Certain provisions of Nevada law may have the effect of delaying, deferring or preventing another party from acquiring control of us. These provisions, summarized below, may discourage and prevent coercive takeover practices and inadequate takeover bids.

Nevada law contains a provision governing “acquisition of controlling interest.” This law provides generally that any person or entity that acquires 20% or more of the outstanding voting shares of a publicly-held Nevada corporation in the secondary public or private market may be denied voting rights with respect to the acquired shares, unless a majority of the disinterested stockholders of the corporation elects to restore such voting rights in whole or in part. The control share acquisition act provides that a person or entity acquires “control shares” whenever it acquires shares that, but for the operation of the control share acquisition act, would bring its voting power within any of the following three ranges: 20 to 33-1/3%; 33-1/3 to 50%; or more than 50%.

A “control share acquisition” is generally defined as the direct or indirect acquisition of either ownership or voting power associated with issued and outstanding control shares. The stockholders or board of directors of a corporation may elect to exempt the stock of the corporation from the provisions of the control share acquisition act through adoption of a provision to that effect in the articles of incorporation or bylaws of the corporation. Section 11 of our by-laws exempts us from the operation of the control share acquisition law.

Additionally the control share acquisition act is applicable only to shares of “Issuing Corporations” as defined by the Nevada law. An Issuing Corporation is a Nevada corporation which (i) has 200 or more stockholders, with at least 100 of such stockholders being both stockholders of record and residents of Nevada, and (ii) does business in Nevada directly or through an affiliated corporation. We do not currently meet the definition of an “Issuing Corporation.”

Accordingly, the provisions of the control share acquisition act do not apply to acquisitions of our common stock.

 In the event our articles of incorporation or by-laws are amended to provide for the applicability of the control share acquisition act and the other above mentioned requirements are met, the provisions of the control share acquisition act may discourage companies or persons interested in acquiring a significant interest in or control of us, regardless of whether such acquisition may be in the interest of our stockholders.

The Nevada “Combination with Interested Stockholders Statute” may also have an effect of delaying or making it more difficult to effect a change in control of us. This statute prevents an “interested stockholder” and a resident domestic Nevada corporation from entering into a “combination,” unless certain conditions are met. The statute defines “combination” to include any merger or consolidation with an “interested stockholder,” or any sale, lease, exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions with an “interested stockholder” having (i) an aggregate market value equal to 5% or more of the aggregate market value of the assets of the corporation, (ii) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation, or (iii) representing 10% or more of the earning power or net income of the corporation.

An “interested stockholder” means the beneficial owner of 10% or more of the voting shares of a resident domestic corporation, or an affiliate or associate thereof. A corporation affected by the statute may not engage in a “combination” within three years after the interested stockholder acquires its shares unless the combination or purchase is approved by the board of directors before the interested stockholder acquired such shares. If approval is not obtained, then after the expiration of the three-year period, the business combination may be consummated with the approval of the board of directors or a majority of the voting power held by disinterested stockholders, or if the consideration to be paid by the interested stockholder is at least equal to the highest of (i) the highest price per share paid by the interested stockholder within the three years immediately preceding the date of the announcement of the combination or in the transaction in which he became an interested stockholder, whichever is higher, (ii) the market value per common share on the date of announcement of the combination or the date the interested stockholder acquired the shares, whichever is higher, or (iii) if higher for the holders of preferred stock, the highest liquidation value of the preferred stock.

Future Stock Issuances

Except as expressly set forth herein or pursuant to any equity incentive plan, we have no current plans to issue any additional shares of our capital stock. However, our authorized but unissued shares of common stock and preferred stock are available for future issuance without stockholder approval. These additional shares may be utilized for a variety of corporate purposes, including future public and private offerings to raise additional capital, corporate acquisitions and employee benefit plans. The existence of authorized but unissued shares of common stock and preferred stock could render more difficult or discourage an attempt to obtain control of a majority of our common stock by means of a proxy contest, tender offer, merger or otherwise.

Trading Information

Our common stock is not currently quoted on the OTC Bulletin Board under the symbol NCAP.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is Interwest Transfer Company, Inc.

ITEM 12. INDEMNIFICATION OF OFFICERS AND DIRECTORS.

Liability and Indemnification of Directors and Officers

Subject to applicable law, none of our directors will have personal liability to us or any of our stockholders for monetary damages for breach of fiduciary duty as a director involving any act or omission of any such director since provisions have been made in the Articles of Incorporation limiting such liability. The foregoing provisions shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to us or our stockholders, (ii) for acts or omissions which involve intentional misconduct, fraud, knowing violation of law, (iii) for the payment of distributions in violation of Section 78.300 of the Nevada Revised Statutes or (iv) where eliminating or limiting such liability is prohibited by applicable law.

The corporation may indemnify any person in any action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

The corporation may indemnify any person in any action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Our officers and directors are accountable to us as fiduciaries, which mean they are required to exercise good faith and fairness in all dealings affecting us. In the event that a stockholder believes the officers and/or directors have violated their fiduciary duties to us, the stockholder may, subject to applicable rules of civil procedure, be able to bring a class action or derivative suit to enforce the stockholder’s rights, including rights under certain federal and state securities laws and regulations to recover damages from and require an accounting by management. Stockholders, who have suffered losses in connection with the purchase or sale of their interest in Northsight in connection with such sale or purchase, including the misapplication by any such officer or director of the proceeds from the sale of these securities, may be able to recover such losses from us.

Insofar as indemnification for liability under the Securities Act may be permitted for our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

ITEM 13. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

Our audited financial statements for the year ended December 31, 2013 are incorporated into this Form 8-K Current Report by reference to our Form 10K Annual Report for the year ended December 31, 2013 filed with the Securities and Exchange Commission  April 15, 2014.

Our interim financial statements for the quarter ended March 31, 2013 are incorporated into this Form 8-K Current Report by reference to our Form 10Q Report for the quarter ended March 31, 2014, as amended by Form 10Q/A, filed with the Securities and Exchange Commission on May 20 and May 21, 2014, respectively.

ITEM 15    FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements

Our audited financial statements for the year ended December 31, 2013 are incorporated into this Form 8-K Current Report by reference to our Form 10K Annual Report for the year ended December 31, 2013 filed with the Securities and Exchange Commission  April 15, 2014.

Our interim financial statements for the quarter ended March 31, 2013 are incorporated into this Form 8-K Current Report by reference to our Form 10Q Report for the quarter ended March 31, 2014, as amended by Form 10Q/A, filed with the Securities and Exchange Commission on May 20 and May 21, 2014, respectively.

 (b) Exhibits

Incorporated by Reference
Exhibit	Exhibit Description	Filed Herewith	Form	Period Ending	Exhibit	Filing Date
3.1	Certificate of Incorporation, as amended		S-1		3.1	07/11/2008
3.2	By-Laws		S-1		3.2	07/11/2008
4.01	Asset purchase agreement between registrant and Kae Park, as seller, dated 05/02/2014		8-K		4.01	05/07/2014
4.1	Common Stock Purchase Warrant		10Q		4.1	11/21/2011
10.1	Principal Shareholder Agreement dated 05/27/2011 between registrant and certain shareholders		8-K		10.2	07/02/2011
10.3	Agreement dated as of 04/09/2014 between the registrant, Kuboo, Inc and certain shareholders		10Q		10.3	04/31/2014
99.1	Audited Financial Statements for the year ended December 31, 2013		10K			04/15/2014
99.2	Interim Financial Statements for the quarter ended March 31, 2014		10Q			05/20/2014
99.3	List of domain names acquired June 23, 2014	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Northsight Capital, Inc.

By: /s/ John Gorman

Name: John Gorman

Title: President

Dated: June 24, 2014